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                                                                 Exhibit 10.181

                           Burlington Business Center
                             67 South Bedford Street
                            Burlington, Massachusetts
                                ("the Building")

                                 THIRD AMENDMENT
                                Dated as of March 15, 1999

            LANDLORD:           Gateway Rosewood, Inc., successor-in-interest to
                                Sumitomo Life Realty (N.Y.), Inc.

            TENANT:             Lightbridge, Inc.

            EXISTING
            PREMISES:           An area on the first (1st) floor East Pod of the
                                Building, containing 21,055 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 1; an area on the second (2nd) floor East Pod of the Building, containing
                                21,892 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 2; an area on the third (3rd) floor East Pod of the Building, containing 3,411 rentable square feet, substantially as shown on Lease Plan, Exhibit F, Sheet 3; and an area on the fourth (4th) floor
                                West Lobby of the Building, containing 11,226 square feet of Rentable Floor Area, substantially as shown on Exhibit A, Second
                                Amendment, dated October 6, 1997

            GENERATOR
            PREMISES:           An area adjacent to the Building, more
                                particularly shown on Exhibit A, First
                                Amendment, dated July 22, 1997

ORIGINAL    LEASE
LEASE       EXECUTION
DATA:       DATE:               March 5, 1997

            TERMINATION
            DATE IN RESPECT
            OF EXISTING
            PREMISES:           May 31, 2004


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             PREVIOUS
             LEASE
             AMENDMENTS:        First Amendment dated July 22, 1997
                                Second Amendment dated October 6, 1997

             THIRD
             AMENDMENT
             PREMISES:          An area on the second (2nd) floor, Pod C of the
                                Building, containing 220 square feet of Rentable
                                Floor Area, substantially as shown on Exhibit A, Third Amendment, a copy of which is attached hereto as Exhibit A and incorporated by reference herein

      WHEREAS, Tenant desires to lease additional premises located in the Building, to wit, the Third Amendment Premises;

      WHEREAS, Landlord is willing to lease the Third Amendment Premises to Tenant upon the terms and conditions hereinafter set forth;

      NOW THEREFORE, the parties hereby agree tat the above-described lease, as previously amended ("the Lease"), is hereby further amended as follows:

      1. DEMISE OF THE THIRD AMENDMENT PREMISES

      Landlord hereby leases and demises to Tenant, and Tenant hereby hires and takes from Landlord, the Third Amendment Premises. Said demise of the Third Amendment Premises shall be upon all of the terms and conditions of the Lease applicable to the Existing Premises, except as follows:

      A. The Term Commencement Date in respect of the Third Amendment Premises shall be March 15, 1999.

      B. The Rent Commencement Date in respect of the Third Amendment Additional Premises shall be March 15, 1999.

      C. The Termination Date in respect of the Third Amendment Premises shall be March 14, 2000.

      D. The Third Amendment Premises shall be used in connection with Tenant's use of the Existing Premises.


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      E. Annual Fixed Rent in respect of the Third Amendment Premises shall be
Five Thousand Two Hundred Eighty and 00/100 ($5,280.00) Dollars (i.e., a monthly payment of $440.00).

      F. Tenant's Operating Expense Base in respect of the Third Amendment Additional Premises shall be the actual amount of Operating Expenses Allocable to the Third Amendment Premises for calendar year 1999.

      G. Tenant's Tax Base in respect of the Third Amendment Premises shall be the actual amount of Tax Expenses Allocable to the Third Amendment Premises for fiscal/tax year 2000.

      H. Tenant's Annual Electricity Charge in respect of the Third Amendment Premises shall be Two Hundred Nine and 04/100 ($209.04) Dollars, based upon a charge of $.95 per square foot of Rentable Floor Area in respect of the Third Amendment Premises (i.e., $17.42 per month). Tenant's obligation to commence paying the Annual Electricity Charge in respect of the Third Amendment Premises shall commence as of the Term Commencement Date in respect of the Third Amendment Premises.

      I. Landlord shall have no obligation to provide any services to the Third Amendment Premises other than electricity for Tenant's lights in the Third Amendment Premises.

      J. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall control.

      2. CONDITION OF THIRD AMENDMENT PREMISES

      Notwithstanding anything to the contrary herein or in the Lease contained, Tenant shall lease the Third Amendment Premises "as-is", in the condition in which the Third Amendment Premises are in as of the Term Commencement Date in respect of the Third Amendment Premises without any obligation on the part of Landlord to prepare or construct the Third Amendment Premises for Tenant's occupancy, and without any representation or warranty by Landlord as to the condition of the Third Amendment Premises.

      3. INAPPLICABLE LEASE PROVISIONS

      Articles XI and XII of the Lease shall have no applicability to nor any force or effect in respect of the Third Amendment Premises.


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      4. LETTER OF CREDIT

      The parties hereby acknowledge that Landlord is presently holding a Letter of Credit in an amount equal to One Million and 00/100 ($1,000,000.00) Dollars, pursuant to Article X of the Lease. The parties hereby further acknowledge that Landlord shall continue to hold said Letter of Credit during the term of the Lease in respect of the Existing Premises, Second Amendment Premises and Third Amendment Premises.

      5. BROKER

      Landlord and Tenant each warrant that they have had no dealings with any broker or agent in connection with this Third Amendment and covenant to defend, hold harmless and indemnify each other from and against any and all cost, expense or liability for any compensation, commissions and charges claimed by any broker or agent claiming by or through them with respect to dealings in connection with this Third Amendment or the negotiation thereof.

      6. NOTICES

      For all purposes of the Lease, the notice address for Landlord is as follows:

                  Gateway Rosewood, Inc.
                  c/o Lincoln Property Company
                  One Burlington Business Center
                  67 South Bedford Street
                  Burlington, Massachusetts 01803

      7. As herein amended, the Lease is ratified, confirmed and approved in all respects.

      EXECUTED UNDER SEAL as of the date first above written.

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
LANDLORD:                                    TENANT:
GATEWAY ROSE WOOD, INC.                      LIGHTBRIDGE, INC.


/s/AP  By: /s/ Michael Kirby                 By: /s/ Joseph S. Tibbetts, Jr. SR. VP and CFO
           -------------------------             ------------------------------------------
           (Name) Michael Kirby                  (Name) (Title)
           (Title) Vice President                Hereunto Duly Authorized
           Hereunto Duly Authorized

       Date Signed:   4-15-99                Date Signed:   3-29-99
                    ----------------                      ----------------------
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